UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23476

DoubleLine Yield Opportunities Fund

(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2023

DoubleLine Yield Opportunities Fund

NYSE: DLY

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	March 31, 2023	3

Chairman’s Letter	(Unaudited) March 31, 2023

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Yield Opportunities Fund (NYSE: DLY, the “Fund”) for the six-month period ended March 31, 2023. On the following pages, you will find specific information regarding the Fund’s operations and holdings.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald Redell, CFA

Chairman of the Board of Trustees

DoubleLine Yield Opportunities Fund

May 1, 2023

4	DoubleLine Yield Opportunities Fund

Schedule of Investments DoubleLine Yield Opportunities Fund	(Unaudited) March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.5%

	Castlelake Aircraft Structured Trust,
1,354,251	Series 2021-1A-C	7.00%	(a)(b)	01/15/2046	997,579

	JOL Air Ltd.,
4,355,508	Series 2019-1-B	4.95%	(a)	04/15/2044	3,095,015

	Kestrel Aircraft Funding Ltd.,
1,566,570	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,320,768

	LendingClub Receivables Trust,
1,653,721	Series 2020-5A-B	7.50%	(a)	03/15/2046	1,648,145

	MACH 1 Cayman Ltd.,
868,376	Series 2019-1-B	4.34%	(a)	10/15/2039	707,915

	Marlette Funding Trust,
8,192	Series 2021-1A-R	0.00%	(a)(b)(c)	06/16/2031	718,200

	Pagaya AI Debt Selection Trust,
287,966	Series 2020-2-NOTE	7.50%	(a)	12/15/2027	287,589
4,596,674	Series 2020-3-C	6.43%	(a)	05/17/2027	4,540,730
2,425,852	Series 2021-3-CERT	0.00%	(a)(b)(c)	05/15/2029	697,537
210,179	Series 2021-5-A	1.53%	(a)	08/15/2029	204,965
2,303,922	Series 2021-5-CERT	0.00%	(a)(b)(c)	08/15/2029	1,592,657
577,234	Series 2022-1-A	2.03%	(a)	10/15/2029	557,824
623,690	Series 2021-3-A	1.15%	(a)	05/15/2029	612,655

	Pagaya Al Debt Selection,
1,387,790	Series 2022-2-AB	4.99%	(a)(d)	01/15/2030	1,350,603

	Research-Driven Pagaya Motor Asset Trust,
1,000,000	Series 2022-3A-C	10.04%	(a)	11/25/2030	940,611

	SoFi Alternative Consumer Loan Program,
55,000	Series 2021-2-R1	0.00%	(a)(b)(c)	08/15/2030	1,111,281

	SoFi Professional Loan Program Trust,
20,000	Series 2018-C-R1	0.00%	(a)(b)(c)	01/25/2048	241,367

	START Ireland,
1,399,354	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	479,450

	Start Ltd.,
3,411,884	Series 2018-1-A	4.09%	(a)	05/15/2043	2,968,813

	Upstart Securitization Trust,
4,000	Series 2021-2-CERT	0.00%	(b)(c)	06/20/2031	612,934
3,300	Series 2021-5-CERT	0.00%	(a)(b)(c)	11/20/2031	280,871

	Total Asset Backed Obligations (Cost $30,393,604)				24,967,509

BANK LOANS 11.4%

	AAdvantage Loyalty IP Ltd.,
1,210,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.56%		04/20/2028	1,230,503

	Almonde, Inc.,
3,144,714	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.33%		06/13/2024	2,951,817
1,175,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	12.08%		06/16/2025	953,888

	American Tire Distributors, Inc.,
1,331,550	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	11.07%		10/20/2028	1,173,988

	Applied Systems, Inc.,
	Senior Secured Second Lien Term Loan
28,097	(3 Month LIBOR USD + 5.50%, 0.75% Floor)	9.17%		09/17/2027	28,150

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Applied Systems, Inc., (Cont.)
136,536	(1 Month LIBOR USD + 5.50%, 0.75% Floor)	10.91%	09/17/2027	136,792
1,885,367	(3 Month Secured Overnight Financing Rate + 6.75%, 0.75% Floor)	11.33%	09/17/2027	1,888,902

	Ascend Learning LLC,
765,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.75%, 0.50% Floor)	10.47%	12/10/2029	664,911

	Astra Acquisition Corporation,
548,669	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	10.09%	10/25/2028	476,316
3,249,219	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	13.51%	10/25/2029	2,420,668

	Asurion LLC,
305,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%	01/31/2028	255,209
1,425,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%	01/19/2029	1,183,463

	Atlas Purchaser, Inc.,
2,153,509	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	10.39%	05/08/2028	1,498,261

	Aveanna Healthcare LLC,
2,800,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	11.95%	12/10/2029	1,750,000

	Bausch & Lomb Corporation,
415,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.46%	05/10/2027	404,048

	Brand Industrial Services, Inc.,
483,333	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	9.06%	06/21/2024	451,112

	Castlelake Aviation One LLC,
2,109,646	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.62%	10/22/2026	2,092,336

	Cengage Learning, Inc.,
1,832,100	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	9.88%	07/14/2026	1,705,007

	Clydesdale Acquisition Holdings, Inc.,
694,750	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.18%, 0.50% Floor)	9.08%	04/13/2029	680,073

	Constant Contact, Inc.,
4,500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.50%)	12.31%	02/09/2029	3,697,493

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	5

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Cross Financial Corporation,
1,176,053	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.88%	09/15/2027	1,174,582

	DCert Buyer, Inc.,
940,000	Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.00%)	11.70%	02/19/2029	873,937

	Delta Topco, Inc.,
3,800,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.25%, 0.75% Floor)	12.16%	12/01/2028	3,264,827

	DexKo Global, Inc.,
1,665,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.50%, 0.50% Floor)	11.40%	10/04/2028	1,590,075

	DG Investment Intermediate Holdings 2, Inc.,
915,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	11.59%	03/30/2029	809,587

	DIRECTV Financing LLC,
542,367	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	9.84%	08/02/2027	523,199

	Eisner Advisory Group LLC,
930,832	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	10.17%	07/28/2028	931,995

	Element Materials Technology Group US Holdings, Inc.,
72,450	Senior Secured First Lien Delayed-Draw Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%	06/22/2029	71,771
156,975	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%	06/22/2029	155,503

	Flynn Canada Ltd.,
	Senior Secured First Lien Term Loan
566,719	(1 Month LIBOR USD + 4.50%, 0.50% Floor)	9.38%	07/21/2028	532,716
566,719	(1 Month LIBOR USD + 4.50%, 0.50% Floor)	9.19%	07/21/2028	532,716

	Getty Images, Inc.,
	Senior Secured First Lien Term Loan
1,261,099	(3 Month Secured Overnight Financing Rate + 4.50%)	9.40%	02/19/2026	1,262,146
78,232	(1 Month Secured Overnight Financing Rate + 4.50%)	9.41%	02/19/2026	78,297

	GIP II Blue Holding LP,
227,967	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%	09/29/2028	227,183

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Grab Holdings, Inc.,
1,190,317	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	9.35%		01/29/2026	1,188,233

	Gray Television, Inc.,
2,552,425	Senior Secured First Lien Term Loan	7.80%	(l)	11/30/2028	2,488,627

	Groupe Solmax, Inc.,
1,017,946	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.91%		05/30/2028	916,152

	Hyland Software, Inc.,
1,110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	11.09%		07/07/2025	1,065,600

	Ineos US Finance LLC,
2,115,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		02/19/2030	2,107,069

	ION Trading Technologies SARL.,
407,738	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	9.91%		03/31/2028	385,569

	Jo-Ann Stores LLC,
246,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.57%		07/07/2028	138,023

	Kenan Advantage Group, Inc.,
2,035,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 0.75% Floor)	12.09%		09/01/2027	1,901,880

	LaserShip, Inc.,
345,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 0.75% Floor)	12.66%		04/30/2029	225,975

	Lereta LLC,
377,790	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	10.09%		07/27/2028	348,866

	LSF9 Atlantis Holdings LLC,
575,250	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.25%, 0.75% Floor)	12.15%		03/31/2029	561,829

	MedAssets Software Intermediate Holdings, Inc.,
785,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.50% Floor)	11.59%		12/17/2029	495,861

	Milano Acquisition Corporation,
2,130,044	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.00%		10/01/2027	2,039,517

	Mileage Plus Holdings, LLC,
340,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	10.21%		06/21/2027	353,410

6	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Minotaur Acquisition, Inc.,
3,869,018	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%)	9.66%		03/27/2026	3,770,919

	Mitchell International, Inc.,
645,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	11.34%		10/15/2029	563,569

	Gen Digital, Inc.,
2,109,328	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	6.91%		09/12/2029	2,091,135

	OYO Hospitality Netherlands B.V.,
369,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.25%, 0.75% Floor)	13.27%		06/23/2026	320,741

	Par Petroleum LLC,
1,015,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.24%		02/28/2030	998,085

	Penn National Gaming, Inc.,
2,360,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	7.66%		05/03/2029	2,358,088

	Pearl Intermediate Parent LLC,
730,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	11.09%		02/13/2026	654,810

	Potters Borrower LP,
254,800	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	9.16%		12/14/2027	253,526

	Pretium PKG Holdings, Inc.,
	Senior Secured Second Lien Term Loan
480,000	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.54%		09/30/2029	307,901
480,000	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.76%		09/30/2029	307,901

	Pug LLC,
1,725,620	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		02/13/2027	1,246,761

	QUIKRETE Holdings, Inc.,
2,120,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/18/2029	2,098,429

	Riverbed Technology, Inc.,
1,184,956	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00% + 2.00% PIK, 1.00% Floor)	10.84%	(e)	12/07/2026	375,631

	Select Medical Corporation,
2,360,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		03/06/2025	2,355,280

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Skillsoft Finance II, Inc.,
469,758	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	10.10%	07/14/2028	398,942

	Southern Veterinary Partners LLC,
750,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%, 1.00% Floor)	12.59%	09/22/2028	693,750

	Staples, Inc.,
828,511	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	9.81%	04/16/2026	764,910

	Edelman Financial Engines Center LLC,
3,360,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	11.59%	07/20/2026	3,159,240

	Think & Learn Private Limited,
612,256	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 0.75% Floor)	10.93%	11/24/2026	503,198

	Transdigm, Inc.,
265,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	8.15%	08/24/2028	264,603

	Travelport Finance (Luxembourg) SARL,
1,695,632	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.75%, 1.00% Floor)	13.59%	02/28/2025	1,743,119

	Uber Technologies, Inc.,
	Senior Secured First Lien Term Loan
148,781	(3 Month Secured Overnight Financing Rate + 2.75%)	7.87%	03/04/2030	148,653
344,982	(3 Month Secured Overnight Financing Rate + 2.75%)	7.66%	03/04/2030	344,685

	UKG, Inc.,
305,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	10.03%	05/03/2027	293,868

	Vantage Specialty Chemicals, Inc.,
219,450	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	9.60%	10/26/2026	211,385

	Viad Corporation,
945,600	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	9.92%	07/31/2028	905,412

	Virgin Media Bristol LLC,
2,120,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.93%	01/31/2029	2,102,255

	VT Topco, Inc.,
525,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	11.59%	07/31/2026	504,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	7

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WaterBridge Midstream Operating LLC,
728,025	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	10.57%		06/22/2026	717,160

	WWEX UNI TopCo Holdings LLC,
165,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%, 0.75% Floor)	12.16%		07/26/2029	139,425

	Total Bank Loans (Cost $90,157,416)				82,485,463

COLLATERALIZED LOAN OBLIGATIONS 17.9%

	AIMCO Ltd.,
800,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	10.77%	(a)	07/22/2032	709,047
2,000,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	10.74%	(a)	10/17/2034	1,873,005

	Apidos,
1,450,000	Series 2018-18A-E (3 Month LIBOR USD + 5.70%, 5.70% Floor)	10.52%	(a)	10/22/2030	1,244,660

	Bain Capital Credit Ltd.,
3,000,000	Series 2017-2A-ER2 (3 Month LIBOR USD + 6.86%, 6.86% Floor)	11.68%	(a)	07/25/2034	2,611,040
8,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 7.10%, 7.10% Floor)	11.92%	(a)	10/21/2034	6,933,257
1,250,000	Series 2022-3A-E (Secured Overnight Financing Rate 3 Month + 7.35%, 7.35% Floor)	12.01%	(a)	07/17/2035	1,098,388

	Barings Ltd.,
1,500,000	Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.19%	(a)	04/15/2036	1,375,882
2,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.65%, 6.65% Floor)	11.44%	(a)	10/15/2036	1,870,114

	Canyon Capital Ltd.,
1,850,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.53%, 6.53% Floor)	11.32%	(a)	10/15/2034	1,550,336
1,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	11.20%	(a)	04/15/2034	841,781
2,000,000	Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	10.99%	(a)	07/15/2034	1,713,291

	Carlyle Global Market Strategies Ltd.,
1,875,000	Series 2020-2A-DR (3 Month LIBOR USD + 6.70%, 6.70% Floor)	11.52%	(a)	01/25/2035	1,747,870
1,000,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	10.79%	(a)	04/15/2034	907,339

	Catskill Park Ltd.,
3,800,000	Series 2017-1A-D (3 Month LIBOR USD + 6.00%)	10.81%	(a)	04/20/2029	3,219,628

	CIFC Funding Ltd.,
2,000,000	Series 2013-1A-DR (3 Month LIBOR USD + 6.65%)	11.44%	(a)	07/16/2030	1,684,290
3,350,000	Series 2013-3RA-D (3 Month LIBOR USD + 5.90%, 5.90% Floor)	10.72%	(a)	04/24/2031	2,710,224

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CIFC Funding Ltd., (Cont.)
1,750,000	Series 2017-5A-D (3 Month LIBOR USD + 6.10%)	10.89%	(a)	11/16/2030	1,495,287
4,650,000	Series 2019-3A-DR (3 Month LIBOR USD + 6.80%, 6.80% Floor)	11.59%	(a)	10/16/2034	4,417,450
2,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	11.04%	(a)	07/15/2036	1,905,731
1,500,000	Series 2020-4A-E (3 Month LIBOR USD + 6.85%, 6.85% Floor)	11.64%	(a)	01/15/2034	1,449,103
500,000	Series 2021-4A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	10.79%	(a)	07/15/2033	449,631

	Dryden Ltd.,
1,000,000	Series 2020-77A-ER (3 Month LIBOR USD + 5.87%, 5.87% Floor)	10.79%	(a)	05/20/2034	832,096
2,500,000	Series 2021-87A-E (3 Month LIBOR USD + 6.15%, 6.15% Floor)	11.07%	(a)	05/20/2034	2,264,757

	Dryden Senior Loan Fund,
2,000,000	Series 2017-54A-E (3 Month LIBOR USD + 6.20%)	11.00%	(a)	10/19/2029	1,695,861

	Highbridge Loan Management Ltd.,
2,000,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	10.29%	(a)	10/15/2030	1,686,854
1,550,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	7.71%	(a)	10/20/2029	1,385,383
1,000,000	Series 6A-2015-DR (3 Month LIBOR USD + 5.10%)	9.91%	(a)	02/05/2031	818,982

	Jay Park Ltd.,
1,000,000	Series 2016-1A-DR (3 Month LIBOR USD + 5.20%, 5.20% Floor)	10.01%	(a)	10/20/2027	914,089

	Madison Park Funding Ltd.,
750,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	10.54%	(a)	10/15/2031	648,623
2,500,000	Series 2020-45A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	11.14%	(a)	07/15/2034	2,397,349
2,000,000	Series 2021-38A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	10.79%	(a)	07/17/2034	1,880,091

	Magnetite Ltd.,
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	10.77%	(a)	07/25/2034	472,909
1,000,000	Series 2020-28A-ER (3 Month LIBOR USD + 6.15%, 6.15% Floor)	10.96%	(a)	01/20/2035	947,276

	Marble Point Ltd.,
2,500,000	Series 2018-1A-D (3 Month LIBOR USD + 3.00%)	7.79%	(a)	07/16/2031	2,090,476

	Milos Ltd.,
4,000,000	Series 2017-1A-ER (3 Month LIBOR USD + 6.15%, 6.15% Floor)	10.96%	(a)	10/20/2030	3,415,434

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	11.04%	(a)	04/15/2034	2,261,443
7,000,000	Series 2019-34A-ER (Secured Overnight Financing Rate 3 Month + 6.50%, 6.50% Floor)	11.14%	(a)	01/20/2035	6,412,191
500,000	Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.81%	(a)	10/20/2035	461,712

8	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Neuberger Berman Loan Advisers Ltd., (Cont.)
3,000,000	Series 2020-38A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	11.06%	(a)	10/20/2035	2,844,983

	Octagon Investment Partners Ltd.,
1,000,000	Series 2014-1A-ERR (3 Month LIBOR USD + 6.00%, 6.00% Floor)	10.92%	(a)	11/18/2031	774,657
750,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	11.42%	(a)	10/25/2032	687,502
1,500,000	Series 2019-1A-ER (3 Month LIBOR USD + 7.00%, 7.00% Floor)	11.81%	(a)	01/20/2035	1,279,169
5,000,000	Series 2019-1A-INC	0.00%	(a)(b)(c)(d)	10/25/2032	2,550,500
500,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	11.67%	(a)	05/12/2031	420,269
1,000,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.60%, 6.60% Floor)	11.39%	(a)	07/15/2036	872,015
4,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	11.29%	(a)	04/15/2034	3,615,276

	OHA Credit Funding Ltd.,
3,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	11.06%	(a)	07/02/2035	2,806,313

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	10.91%	(a)	07/20/2034	451,847

	Reese Park Ltd.,
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.50%, 6.50% Floor)	11.29%	(a)	10/15/2034	901,287

	RR Ltd.,
5,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	10.59%	(a)	04/15/2036	4,156,502
1,000,000	Series 2019-6A-DR (3 Month LIBOR USD + 5.85%, 5.85% Floor)	10.64%	(a)	04/15/2036	870,591

	Sound Point Ltd.,
3,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	11.67%	(a)	07/20/2034	2,465,640
4,000,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.56%, 6.56% Floor)	11.38%	(a)	10/25/2034	3,252,898
7,000,000	Series 2021-2A-E (3 Month LIBOR USD + 6.36%, 6.36% Floor)	11.18%	(a)	07/25/2034	5,676,987
2,000,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	11.43%	(a)	10/25/2034	1,604,304
7,000,000	Series 2021-4A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	11.52%	(a)	10/25/2034	5,574,580

	THL Credit Wind River Ltd.,
2,500,000	Series 2017-3A-ER (3 Month LIBOR USD + 7.05%, 7.05% Floor)	11.84%	(a)	04/15/2035	2,199,644
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	10.29%	(a)	07/15/2030	812,402
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	10.54%	(a)	07/15/2030	799,583

	Thompson Park Ltd.,
2,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.31%, 6.31% Floor)	11.10%	(a)	04/15/2034	1,901,738

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trimaran CAVU LLC,
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 4.15%, 4.15% Floor)	8.96%	(a)	07/20/2032	2,787,683

	Voya Ltd.,
2,000,000	Series 2013-3A-DR (Secured Overnight Financing Rate 3 Month + 6.16%, 5.90% Floor)	10.79%	(a)	10/18/2031	1,664,548
1,350,000	Series 2017-2A-D (3 Month LIBOR USD + 6.02%)	10.81%	(a)	06/07/2030	1,123,727
2,700,000	Series 2018-1A-D (3 Month LIBOR USD + 5.20%)	10.00%	(a)	04/19/2031	2,092,792
2,000,000	Series 2018-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	11.09%	(a)	01/15/2032	1,836,649

	Webster Park Ltd.,
1,000,000	Series 2015-1A-DR (3 Month LIBOR USD + 5.50%, 5.50% Floor)	10.31%	(a)	07/20/2030	815,424

	Total Collateralized Loan Obligations (Cost $146,818,867)				129,232,390

FOREIGN CORPORATE BONDS 18.5%
1,903,000	ABM Investama Tbk PT	9.50%	(a)	08/05/2026	1,725,507
750,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	572,207
500,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	322,532
2,400,000	Adani Ports & Special Economic Zone Ltd.	5.00%		08/02/2041	1,526,507
1,300,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	1,212,603
1,000,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	956,522
2,200,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	(f)	05/25/2025	732,050
3,650,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	2,591,500
1,000,000	AI Candelaria Spain S.A.	5.75%	(a)	06/15/2033	710,000
6,000,000	Air Canada Class C Pass Through Trust	10.50%	(a)	07/15/2026	6,411,511
200,000	Alibaba Group Holding Ltd.	3.15%		02/09/2051	131,084
300,000	Alibaba Group Holding Ltd.	3.25%		02/09/2061	188,897
470,827	Alpha Holdings S.A. de C.V.	10.00%	(b)(e)	12/19/2024	2,896
2,356,827	Alpha Holdings S.A. de C.V.	9.00%	(b)(e)	02/10/2025	32,406
942,731	Alpha Holdings S.A. de C.V.	9.00%	(a)(b)(e)	02/10/2025	12,962
4,000,000	Altice France Holding S.A.	6.00%	(a)	02/15/2028	2,556,400
4,000,000	AMS AG	7.00%	(a)	07/31/2025	3,756,460
550,000	Aris Mining Corporation	6.88%		08/09/2026	450,222
700,000	Braskem Idesa SAPI	7.45%		11/15/2029	562,728
3,200,000	Braskem Idesa SAPI	6.99%	(a)	02/20/2032	2,417,908
3,500,000	BRF S.A.	5.75%		09/21/2050	2,335,415
2,300,000	Camposol S.A.	6.00%		02/03/2027	1,267,116
2,450,000	CAP S.A.	3.90%		04/27/2031	1,891,685

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	9

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Cemex S.A.B. de C.V. (5 Year CMT Rate + 4.91%)	9.13%	(a)(f)	03/14/2028	200,541
2,000,000	Connect Finco LLC	6.75%	(a)	10/01/2026	1,881,800
3,000,000	Coruripe Netherlands B.V.	10.00%		02/10/2027	2,115,000
650,000	Cosan Overseas Ltd.	8.25%	(f)	05/05/2023	647,429
4,600,000	Credito Real S.A.B. de C.V.	9.50%	(e)	02/07/2026	328,091
1,400,000	Credivalores-Crediservicios SAS	8.88%		02/07/2025	337,033
1,000,000	Credivalores-Crediservicios SAS	8.88%	(a)	02/07/2025	240,737
200,000	CT Trust	5.13%		02/03/2032	167,500
2,365,000	Ecopetrol S.A.	5.88%		05/28/2045	1,643,675
3,150,000	Ecopetrol S.A.	5.88%		11/02/2051	2,132,550
3,200,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	2,309,784
2,309,875	FEL Energy SARL	5.75%		12/01/2040	1,907,679
182,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	162,658
3,000,000	Frigorifico Concepcion S.A.	7.70%	(a)	07/21/2028	2,162,767
950,000	Frigorifico Concepcion S.A.	7.70%		07/21/2028	684,876
1,300,000	Gajah Tunggal Tbk PT	8.95%		06/23/2026	1,040,000
8,000,000	Garda World Security Corporation	9.50%	(a)	11/01/2027	7,598,160
1,453,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	1,232,989
2,600,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	2,039,050
3,015,000	Guacolda Energia S.A.	4.56%		04/30/2025	1,222,613
200,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	162,500
1,100,000	Interpipe Holdings PLC	8.38%	(a)	05/13/2026	518,902
2,660,000	Kawasan Industri Jababeka Tbk PT	7.00%	(a)(g)	12/15/2027	1,875,300
600,000	Kosmos Energy Ltd.	7.50%		03/01/2028	489,027
3,530,000	Kronos Acquisition Holdings, Inc.	7.00%	(a)	12/31/2027	3,083,102
3,526,818	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	2,774,724
1,400,000	Metinvest B.V.	7.75%		10/17/2029	777,000
2,675,000	Mexarrend SAPI de C.V.	10.25%	(e)	07/24/2024	572,677
3,600,000	Mexico City Airport Trust	5.50%		07/31/2047	2,775,600
4,500,000	Minejesa Capital B.V.	5.63%		08/10/2037	3,531,750
1,550,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	1,317,091
1,800,000	Movida Europe S.A.	5.25%		02/08/2031	1,310,850
1,450,000	NGD Holdings B.V.	6.75%		12/31/2026	884,500
4,850,000	OCP S.A.	5.13%		06/23/2051	3,545,748
4,750,000	Oi S.A.	10.00%	(e)	07/27/2025	372,619
3,302,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	1,593,675
438,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(a)	02/11/2025	211,396
2,600,000	Pertamina Persero PT	4.15%		02/25/2060	1,930,086
5,460,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	4,243,284
5,700,000	Petroleos del Peru S.A.	5.63%		06/19/2047	3,696,450
3,700,000	Petroleos Mexicanos	6.38%		01/23/2045	2,340,163
1,800,000	Petroleos Mexicanos	6.75%		09/21/2047	1,171,460
2,100,000	Prime Energia S.p.A.	5.38%		12/30/2030	1,262,801
4,000,000	RKP Overseas Finance Ltd.	7.95%	(f)	08/17/2023	2,517,804
400,000	RKPF Overseas Ltd. (5 Year CMT Rate + 6.00%)	7.75%	(f)	11/18/2024	249,841
2,000,000	Ronshine China Holdings Ltd.	7.35%	(e)	12/15/2023	131,313
2,900,000	Ronshine China Holdings Ltd.	6.75%	(e)	08/05/2024	208,670

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
530,000	Seaspan Corporation	5.50%	(a)	08/01/2029	413,913
1,500,000	SierraCol Energy Andina LLC	6.00%		06/15/2028	1,157,400
3,600,000	SierraCol Energy Andina LLC	6.00%	(a)	06/15/2028	2,777,760
3,000,000	Simpar Europe S.A.	5.20%		01/26/2031	2,195,130
900,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	764,100
2,175,000	Telesat LLC	5.63%	(a)	12/06/2026	1,124,367
500,000	Tencent Holdings Ltd.	3.24%		06/03/2050	328,947
1,816,000	Tervita Corporation	11.00%	(a)	12/01/2025	1,953,471
971,000	Thaioil Treasury Center Company Ltd.	3.75%		06/18/2050	629,335
3,600,000	TK Elevator Holdco GmbH	7.63%	(a)	07/15/2028	3,114,500
2,500,000	Tullow Oil PLC	10.25%	(a)	05/15/2026	1,929,825
2,954,491	UEP Penonome S.A.	6.50%	(a)	10/01/2038	2,224,099
4,200,000	UPL Corporation Ltd. (5 Year CMT Rate + 3.87%)	5.25%	(f)	02/27/2025	3,144,057
2,500,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	1,501,589
1,900,000	Vedanta Resources Ltd.	6.13%		08/09/2024	1,128,048
300,000	VTR Comunicaciones S.p.A.	4.38%		04/15/2029	182,436
500,000	VTR Finance NV	6.38%		07/15/2028	202,500
1,300,000	YPF S.A.	8.50%		06/27/2029	984,711
3,600,000	YPF S.A.	7.00%		12/15/2047	2,264,814

	Total Foreign Corporate Bonds (Cost $180,665,080)				133,991,385

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.7%
5,100,000	Brazilian Government International Bond	4.75%		01/14/2050	3,785,230
600,000	Colombia Government International Bond	4.13%		02/22/2042	390,401
5,100,000	Colombia Government International Bond	5.00%		06/15/2045	3,577,483
1,400,000	Dominican Republic International Bond	5.30%	(a)	01/21/2041	1,094,774
600,000	Dominican Republic International Bond	5.30%		01/21/2041	469,189
2,500,000	Dominican Republic International Bond	6.40%		06/05/2049	2,094,940
4,900,000	Mexico Government International Bond	4.40%		02/12/2052	3,840,860
900,000	Panama Government International Bond	3.87%		07/23/2060	592,109
4,000,000`	Republic of South Africa Government Bond	5.65%		09/27/2047	2,965,400
850,000	Ukraine Government International Bond	9.75%	(e)	11/01/2030	162,848

10	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,400,000	Ukraine Government International Bond	7.25%	(e)	03/15/2035	594,948

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $27,414,497)				19,568,182

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 27.8%

	Alen Mortgage Trust,
7,500,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	9.68%	(a)	04/15/2034	4,901,173

	Atrium Hotel Portfolio Trust,
1,623,000	Series 2018-ATRM-F (1 Month LIBOR USD + 4.00%, 4.00% Floor)	8.68%	(a)	06/15/2035	1,500,780

	BANK,
220,359,000	Series 2023-5YR1-XA	0.00%	(d)	03/15/2056	3,022,664
18,317,000	Series 2018-BN12-XE	1.50%	(a)(d)(h)	05/15/2061	1,119,040
6,978,000	Series 2018-BN12-XF	1.50%	(a)(d)(h)	05/15/2061	416,342
20,061,456	Series 2018-BN12-XG	1.50%	(a)(d)(h)	05/15/2061	1,104,945
18,522,000	Series 2019-BN16-XF	1.14%	(a)(d)(h)	02/15/2052	985,482
9,261,000	Series 2019-BN16-XG	1.14%	(a)(d)(h)	02/15/2052	486,221
4,631,000	Series 2019-BN16-XH	1.14%	(a)(d)(h)	02/15/2052	236,463
6,366,937	Series 2019-BN16-XJ	1.14%	(a)(d)(h)	02/15/2052	299,673
21,359,000	Series 2022-BNK43-XD	2.23%	(a)(d)(h)	08/15/2055	3,214,081

	BBCMS Mortgage Trust,
3,000,000	Series 2020-C7-D	3.60%	(a)(d)	04/15/2053	1,776,811

	Beast Mortgage Trust,
6,000,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	10.68%	(a)	03/15/2036	3,899,533

	Benchmark Mortgage Trust,
7,464,000	Series 2018-B4-D	2.80%	(a)(d)	07/15/2051	4,929,247
12,324,000	Series 2021-B26-XF	1.50%	(a)(d)(h)	06/15/2054	1,058,825

	BSREP Commercial Mortgage Trust,
5,000,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	8.54%	(a)	08/15/2038	3,952,578

	BX Trust,
1,863,105	Series 2017-APPL-F (1 Month LIBOR USD + 4.38%, 4.25% Floor)	9.06%	(a)	07/15/2034	1,837,006
1,880,000	Series 2019-IMC-G (1 Month LIBOR USD + 3.60%, 3.60% Floor)	8.28%	(a)	04/15/2034	1,769,964
3,725,058	Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	8.69%	(a)	10/15/2036	3,376,653
3,500,000	Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	8.61%	(a)	06/15/2036	3,126,943
2,500,000	Series 2021-VIEW-G (1 Month LIBOR USD + 4.93%, 4.93% Floor)	9.61%	(a)	06/15/2036	2,236,543
4,942,815	Series 2022-PSB-E (Secured Overnight Financing Rate 1 Month + 6.34%, 6.34% Floor)	11.16%	(a)	08/15/2039	4,899,629

	CFCRE Commercial Mortgage Trust,
3,000,000	Series 2016-C7-C	4.39%	(d)	12/10/2054	2,557,305

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
5,008,323	Series 2015-GC27-D	4.42%	(a)(d)	02/10/2048	4,222,760

	Commercial Mortgage Pass-Through Trust,
70,105,195	Series 2013-CR13-XA	0.72%	(d)(h)	11/10/2046	228,964

	CSAIL Commercial Mortgage Trust,
5,088,000	Series 2016-C6-D	4.92%	(a)(d)	01/15/2049	3,700,351
74,747,054	Series 2017-CX9-XA	0.66%	(d)(h)	09/15/2050	1,281,762
2,500,000	Series 2020-C19-E	2.50%	(a)	03/15/2053	1,250,553
13,238,000	Series 2020-C19-XD	1.11%	(a)(d)(h)	03/15/2053	822,996

	CSMC Trust,
18,014,000	Series 2016-NXSR-XE	1.00%	(a)(d)(h)	12/15/2049	495,511
7,058,000	Series 2017-PFHP-F (1 Month LIBOR USD + 4.49%, 4.49% Floor)	9.17%	(a)	12/15/2030	6,171,771
4,000,000	Series 2018-TOP-H (1 Month LIBOR USD + 3.41%, 3.41% Floor)	8.10%	(a)	08/15/2035	3,624,016

	DBJPM Mortgage Trust,
4,622,000	Series 2016-C1-C	3.32%	(d)	05/10/2049	3,823,365

	Del Amo Fashion Center Trust,
2,100,000	Series 2017-AMO-C	3.64%	(a)(d)	06/05/2035	1,650,637

	DOLP Trust,
4,000,000	Series 2021-NYC-F	3.70%	(a)(d)	05/10/2041	2,315,905
4,000,000	Series 2021-NYC-G	3.70%	(a)(d)	05/10/2041	2,095,728

	FREMF Mortgage Trust,
2,375,960	Series 2016-KF19-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	10.17%	(a)	06/25/2023	2,371,316
1,242,131	Series 2016-KF23-B (1 Month LIBOR USD + 5.15%)	9.82%	(a)	09/25/2023	1,237,020
4,231,619	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	10.47%	(a)	11/25/2028	3,566,909
8,130,391	Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	10.67%	(a)	10/25/2029	7,724,192

	GS Mortgage Securities Corporation Trust,
3,000,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	9.68%	(a)	11/15/2036	2,735,671
3,000,000	Series 2021-ARDN-H (1 Month LIBOR USD + 5.93%, 5.93% Floor)	10.62%	(a)	11/15/2026	2,705,875
2,163,000	Series 2021-IP-F (1 Month LIBOR USD + 4.55%, 4.55% Floor)	9.23%	(a)	10/15/2036	2,002,355

	GS Mortgage Securities Trust,
1,859,000	Series 2014-GC26-D	4.52%	(a)(d)	11/10/2047	1,128,444
2,149,788	Series 2015-GC28-D	4.31%	(a)(d)	02/10/2048	1,798,791
7,427,458	Series 2016-GS3-XA	1.20%	(d)(h)	10/10/2049	238,110

	JP Morgan Chase Commercial Mortgage Securities Trust,
2,906,907	Series 2007-C1-AJ	6.37%	(d)	02/15/2051	2,810,814
4,000,000	Series 2019-MFP-G (1 Month LIBOR USD + 4.05%, 4.05% Floor)	8.73%	(a)	07/15/2036	3,708,636
4,000,000	Series 2019-MFP-XG	0.50%	(a)(d)(h)	07/15/2036	13,312

	JPMBB Commercial Mortgage Securities Trust,
27,765,178	Series 2014-C23-XA	0.59%	(d)(h)	09/15/2047	163,104
3,998,000	Series 2014-C26-D	3.87%	(a)(d)	01/15/2048	2,995,224
2,265,000	Series 2015-C27-D	3.80%	(a)(d)	02/15/2048	1,558,815
44,404,637	Series 2015-C32-XA	1.11%	(d)(h)	11/15/2048	705,794
25,460,000	Series 2020-COR7-XB	0.43%	(d)(h)	05/13/2053	627,609
10,244,000	Series 2020-COR7-XD	1.97%	(a)(d)(h)	05/13/2053	1,014,728

	LoanCore Issuer Ltd.,
5,000,000	Series 2021-CRE5-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	7.03%	(a)	07/15/2036	4,682,315

	Med Trust,
4,985,190	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	9.94%	(a)	11/15/2038	4,571,485

	MFT Trust,
600,000	Series 2020-ABC-D	3.48%	(a)(d)	02/10/2042	377,001

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	11

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MHC Commercial Mortgage Trust,
4,000,000	Series 2021-MHC2-J (1 Month LIBOR USD + 4.25%, 4.25% Floor)	8.93%	(a)	05/15/2038	3,655,878

	Morgan Stanley Bank of America Merrill Lynch Trust,
7,186,250	Series 2015-C21-C	4.13%	(d)	03/15/2048	5,413,460
5,000,000	Series 2015-C27-D	3.24%	(a)(d)	12/15/2047	3,854,177
3,675,000	Series 2017-C34-D	2.70%	(a)	11/15/2052	2,200,664

	Morgan Stanley Capital Trust,
2,000,000	Series 2018-H4-D	3.00%	(a)	12/15/2051	1,152,379
5,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	8.33%	(a)	05/15/2036	3,053,419
458,695,047	Series 2022-L8-XA	0.04%	(d)(h)	04/15/2055	1,807,167

	SMR Mortgage Trust,
7,148,179	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	12.33%	(a)	02/15/2039	6,049,854

	Tharaldson Hotel Portfolio Trust,
4,050,401	Series 2018-THL-F (1 Month LIBOR USD + 4.25%, 3.95% Floor)	8.96%	(a)	11/11/2034	3,786,708

	TPGI Trust,
4,000,000	Series 2021-DGWD-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	8.53%	(a)	06/15/2026	3,655,993

	TTAN,
7,395,117	Series 2021-MHC-G (1 Month LIBOR USD + 4.20%, 4.20% Floor)	8.89%	(a)	03/15/2038	6,924,415

	UBS Commercial Mortgage Trust,
5,000,000	Series 2017-C6-D	2.50%	(a)(d)	12/15/2050	3,130,623
2,500,000	Series 2018-C14-C	5.22%	(d)	12/15/2051	2,088,855

	UBS-Barclays Commercial Mortgage Trust,
6,891,216	Series 2013-C5-C	3.89%	(a)(d)	03/10/2046	4,992,675

	Wachovia Bank Commercial Mortgage Trust,
3,285,845	Series 2005-C21-E	4.79%	(a)(d)	10/15/2044	2,572,181

	Wells Fargo Commercial Mortgage Trust,
7,910,000	Series 2015-C28-D	4.08%	(d)	05/15/2048	6,505,860
2,000,000	Series 2016-C33-D	3.12%	(a)	03/15/2059	1,556,655
4,514,242	Series 2016-C34-C	5.06%	(d)	06/15/2049	3,546,417
3,200,000	Series 2017-RC1-D	3.25%	(a)	01/15/2060	2,276,374

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $235,434,072)				201,353,494

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 18.9%

	ACE Securities Corporation Home Equity Loan Trust,
9,482,407	Series 2006-HE4-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		10/25/2036	3,627,724

	AMSR Trust,
10,000,000	Series 2020-SFR4-G2	4.87%	(a)	11/17/2037	9,293,072

	Connecticut Avenue Securities Trust,
8,208,609	Series 2019-R05-1B1 (1 Month LIBOR USD + 4.10%)	8.95%	(a)	07/25/2039	8,303,185
3,900,000	Series 2019-R07-1B1 (1 Month LIBOR USD + 3.40%)	8.25%	(a)	10/25/2039	3,840,686
8,400,000	Series 2021-R02-2B2 (Secured Overnight Financing Rate 30 Day Average + 6.20%)	10.76%	(a)	11/25/2041	7,553,378

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
6,023,112	Series 2005-J12-2A1 (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.00% Cap)	5.39%		08/25/2035	3,254,338

	Deephaven Residential Mortgage Trust,
10,000,000	Series 2020-2-B3	5.83%	(a)(d)	05/25/2065	8,680,469

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
9,250,000	Series 2020-DNA1-B2 (1 Month LIBOR USD + 5.25%)	10.10%	(a)	01/25/2050	8,492,812
3,000,000	Series 2020-DNA2-B2 (1 Month LIBOR USD + 4.80%)	9.65%	(a)	02/25/2050	2,652,720
6,000,000	Series 2020-DNA6-B2 (Secured Overnight Financing Rate 30 Day Average + 5.65%)	10.21%	(a)	12/25/2050	5,438,012
1,200,000	Series 2020-HQA2-B1 (1 Month LIBOR USD + 4.10%)	8.95%	(a)	03/25/2050	1,216,727
22,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	12.45%	(a)	03/25/2050	21,283,764
9,750,000	Series 2020-HQA5-B2 (Secured Overnight Financing Rate 30 Day Average + 7.40%)	11.96%	(a)	11/25/2050	9,205,814

	GS Mortgage-Backed Securities Trust,
1,500,000	Series 2020-NQM1-B2	6.13%	(a)(d)	09/27/2060	1,278,317

	Homeward Opportunities Fund Trust,
8,000,000	Series 2020-2-B1	5.45%	(a)(d)	05/25/2065	7,128,982
547,027	Series 2020-BPL1-A2	5.44%	(a)(g)	08/25/2025	538,795

	JP Morgan Alternative Loan Trust,
6,544,243	Series 2007-A2-12A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 11.50% Cap)	5.25%		06/25/2037	2,701,171

	New Residential Mortgage Loan Trust,
4,102,000	Series 2020-NQM2-B1	4.14%	(a)(d)	05/24/2060	3,188,035
2,886,000	Series 2020-NQM2-B2	4.14%	(a)(d)	05/24/2060	2,151,741

	Progress Residential Trust,
4,000,000	Series 2019-SFR3-G	4.12%	(a)	09/17/2036	3,780,240

	TBW Mortgage Backed Pass Through Trust,
4,522,101	Series 2007-2-A1A	5.96%	(d)	07/25/2037	1,461,311

	Verus Securitization Trust,
2,500,000	Series 2020-2-B1	5.36%	(a)(d)	05/25/2060	2,343,513
5,000,000	Series 2020-4-B2	5.60%	(a)(d)	05/25/2065	3,786,269
1,235,000	Series 2020-INV1-B1	5.75%	(a)(d)	03/25/2060	1,156,427
3,300,000	Series 2020-INV1-B2	6.00%	(a)(d)	03/25/2060	3,012,114

	Vista Point Securitization Trust,
9,222,000	Series 2020-1-B2	5.38%	(a)(d)	03/25/2065	8,289,232
3,396,000	Series 2020-2-B2	5.16%	(a)(d)	04/25/2065	2,913,060

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $148,595,712)				136,571,908

US CORPORATE BONDS 19.8%
3,280,000	Air Methods Corporation	8.00%	(a)(e)	05/15/2025	214,004
5,130,000	Alliant Holdings Intermediate LLC	6.75%	(a)	10/15/2027	4,762,948
7,425,000	Allied Universal Holdco LLC	9.75%	(a)	07/15/2027	6,624,956
4,485,000	Artera Services LLC	9.03%	(a)	12/04/2025	3,863,200
1,975,000	ASP Unifrax Holdings, Inc.	7.50%	(a)	09/30/2029	1,344,070
2,485,000	BCPE Empire Holdings, Inc.	7.63%	(a)	05/01/2027	2,272,905

12	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
535,000	Boxer Parent Company, Inc.	7.13%	(a)	10/02/2025	533,111
4,000,000	Caesars Entertainment, Inc.	8.13%	(a)	07/01/2027	4,083,600
595,000	Carnival Corporation	7.63%	(a)	03/01/2026	543,521
5,995,000	Castle US Holding Corporation	9.50%	(a)	02/15/2028	2,464,604
3,315,000	Cengage Learning, Inc.	9.50%	(a)	06/15/2024	3,208,257
1,865,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	1,327,134
2,335,000	Cobra AcquisitionCo LLC	6.38%	(a)	11/01/2029	1,351,790
405,000	Coty, Inc.	6.50%	(a)	04/15/2026	403,389
1,365,000	CSI Compressco LP	7.50%	(a)	04/01/2025	1,301,882
3,700,000	CVR Nitrogen Finance Corporation	6.13%	(a)	06/15/2028	3,284,138
3,895,000	Dealer Tire LLC	8.00%	(a)	02/01/2028	3,500,553
1,175,000	DISH DBS Corporation	5.75%	(a)	12/01/2028	879,047
5,583,000	Embarq Corporation	8.00%		06/01/2036	2,352,872
1,210,000	Endo Luxembourg Finance Company SARL	6.13%	(a)	04/01/2029	896,163
4,395,000	Endurance International Group Holdings, Inc.	6.00%	(a)	02/15/2029	2,974,062
2,505,000	EQM Midstream Partners LP	6.50%	(a)	07/01/2027	2,430,677
2,665,000	Ferrellgas LP	5.88%	(a)	04/01/2029	2,281,293
800,000	Fertitta Entertainment LLC	6.75%	(a)	01/15/2030	658,904
1,200,000	Frontier Communications Holdings LLC	6.75%	(a)	05/01/2029	952,164
1,640,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	1,493,876
965,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	822,243
3,000,000	Illuminate Buyer LLC	9.00%	(a)	07/01/2028	2,662,247
1,443,433	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	1,439,837
1,010,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	774,160
1,370,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	902,255
3,030,000	LSF9 Atlantis Holdings LLC	7.75%	(a)	02/15/2026	2,755,409
2,550,000	McGraw-Hill Education, Inc.	5.75%	(a)	08/01/2028	2,221,496
1,840,000	Metis Merger Sub LLC	6.50%	(a)	05/15/2029	1,534,229
2,080,000	Minerva Merger Sub, Inc.	6.50%	(a)	02/15/2030	1,688,460
3,005,000	NFP Corporation	6.88%	(a)	08/15/2028	2,581,505
5,765,000	NGL Energy Operating LLC	7.50%	(a)	02/01/2026	5,567,742
1,575,000	NuStar Logistics LP	6.38%		10/01/2030	1,512,961
250,000	Olympus Water US Holding Corporation	6.25%	(a)	10/01/2029	185,279
780,000	Park River Holdings, Inc.	5.63%	(a)	02/01/2029	532,704
1,435,000	PECF USS Intermediate Holding Corporation	8.00%	(a)	11/15/2029	954,698
1,250,000	Performance Food Group, Inc.	6.88%	(a)	05/01/2025	1,254,269
3,835,000	PetSmart, Inc.	7.75%	(a)	02/15/2029	3,768,578
7,250,000	Radiology Partners, Inc.	9.25%	(a)	02/01/2028	4,015,739
150,000	Royal Caribbean Cruises Ltd.	7.25%	(a)	01/15/2030	151,072
200,000	Sabre Global, Inc.	9.25%	(a)	04/15/2025	188,592
3,305,000	Sabre Global, Inc.	7.38%	(a)	09/01/2025	2,956,323
2,635,000	SEG Holding LLC	5.63%	(a)	10/15/2028	2,504,547
4,170,000	SWF Escrow Issuer Corporation	6.50%	(a)	10/01/2029	2,570,597
3,410,000	TKC Holdings, Inc.	10.50%	(a)	05/15/2029	2,132,514
885,000	TMS International Corporation	6.25%	(a)	04/15/2029	683,336
780,000	TransDigm, Inc.	8.00%	(a)	12/15/2025	795,113
4,798,000	Trident TPI Holdings, Inc.	9.25%	(a)	08/01/2024	4,758,823
2,365,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	1,880,199
6,300,000	Triumph Group, Inc.	7.75%		08/15/2025	5,788,755
3,590,000	Uber Technologies, Inc.	8.00%	(a)	11/01/2026	3,684,058
1,500,000	Uber Technologies, Inc.	7.50%	(a)	09/15/2027	1,548,270
1,785,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	1,660,603
2,460,000	Uniti Group LP	6.50%	(a)	02/15/2029	1,503,687
2,845,000	Univision Communications, Inc.	6.63%	(a)	06/01/2027	2,700,190
4,000,000	Verscend Escrow Corporation	9.75%	(a)	08/15/2026	4,003,820
2,400,000	ViaSat, Inc.	6.50%	(a)	07/15/2028	1,776,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,050,000	Vibrantz Technologies, Inc.	9.00%	(a)	02/15/2030	807,429
2,165,000	Viking Cruises Ltd.	13.00%	(a)	05/15/2025	2,288,751
2,375,000	Virtusa Corporation	7.13%	(a)	12/15/2028	1,868,743
1,255,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	1,258,332
3,280,000	Weatherford International Ltd.	8.63%	(a)	04/30/2030	3,358,589
2,540,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	1,155,700

	Total US Corporate Bonds (Cost $176,873,060)				143,200,974

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.4%

	Federal Home Loan Mortgage Corporation REMICS,
2,661,452	Series 3997-SA (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.82%	(h)(i)	02/15/2042	321,615
2,951,872	Series 4091-VI (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.34%	(h)(i)	11/15/2040	196,844
5,739,633	Series 4119-SC (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.47%	(h)(i)	10/15/2042	647,685
3,128,996	Series 4643-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.32%	(h)(i)	01/15/2047	348,203
10,828,651	Series 4863-IA	4.50%	(h)	03/15/2045	1,332,955
16,500,645	Series 5004-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.10%, 6.10% Cap)	1.54%	(h)(i)	08/25/2050	2,457,253

	Federal Home Loan Mortgage Corporation,
7,491,519	Series 313-S1 (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	1.22%	(h)(i)	09/15/2043	763,280

	Federal National Mortgage Association REMICS,
7,932,958	Series 2012-124-SE (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30%	(h)(i)	11/25/2042	862,559
9,895,424	Series 2012-84-HS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15%	(h)(i)	08/25/2042	1,155,576
5,541,214	Series 2017-69-ES (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30%	(h)(i)	09/25/2047	592,867
7,401,982	Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.20%	(h)(i)	06/25/2049	738,452

	Federal National Mortgage Association,
45,317,621	Series 2019-M26-X1	0.62%	(d)(h)	03/25/2030	1,342,602

	Government National Mortgage Association,
11,152,065	Series 2019-22-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.84%	(h)(i)	02/20/2045	991,059
6,131,082	Series 2020-21-NS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.29%	(h)(i)	04/20/2048	535,232
7,323,566	Series 2020-47-SL (-1 x 1 Month LIBOR USD + 5.37%, 5.37% Cap)	0.61%	(h)(i)	07/20/2044	511,210
13,213,115	Series 2020-61-SU (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.87%	(h)(i)	07/16/2045	1,202,827
4,909,941	Series 2020-77-SU (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.34%	(h)(i)	09/20/2047	574,626
26,989,273	Series 2021-97-SG (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00%	(h)(i)	06/20/2051	237,838

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	13

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
31,910,322	Series 2021-H04-BI	1.39%	(d)(h)	02/01/2071	1,478,112
32,210,790	Series 2021-H07-AI	0.01%	(d)(h)	05/20/2071	1,284,325

	Total US Government and Agency Mortgage Backed Obligations (Cost $30,584,950)				17,575,120

ESCROW NOTES 0.0%(n)
500,000	Alpha Holdings S.A. de C.V.(b)(j)				—
500,000	Alpha Holdings S.A. de C.V.(b)(j)				—
3,500,000	Alpha Holdings S.A. de C.V. (b)(j)				—
3,500,000	Alpha Holdings S.A. de C.V.(b)(j)				—

	Total Escrow Notes (Cost $-)				—

PREFERRED STOCKS 1.1%

	AGNC Investment Corporation,
400,000	Series F (3 Month LIBOR USD + 4.70%)	6.13%	(f)	04/15/2025	7,804,000
10,223	Riverbed Technologies, Inc.(b)(j)				2,607

	Total Preferred Stocks (Cost $8,891,565)				7,806,607

REAL ESTATE INVESTMENT TRUSTS 1.0%
650,000	AGNC Investment Corporation				6,552,000
30,000	Chimera Investment Corporation (3 Month LIBOR USD + 5.38%)	8.00%	(f)	03/30/2024	567,000

	Total Real Estate Investment Trusts (Cost $6,788,236)				7,119,000

SHORT TERM INVESTMENTS 1.5%
3,685,381	First American Government Obligations Fund - Class U	4.66%	(k)		3,685,381
3,685,380	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(k)		3,685,380
3,685,381	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(k)		3,685,381

	Total Short Term Investments (Cost $11,056,142)				11,056,142

	Total Investments 126.5% (Cost $1,093,673,201)(m)				914,928,174
	Liabilities in Excess of Other Assets (26.5)%				(191,728,776)

	NET ASSETS 100.0%				$723,199,398

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	27.8%
US Corporate Bonds	19.8%
Non-Agency Residential Collateralized Mortgage Obligations	18.9%
Foreign Corporate Bonds	18.5%
Collateralized Loan Obligations	17.9%
Bank Loans	11.4%
Asset Backed Obligations	3.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.7%
US Government and Agency Mortgage Backed Obligations	2.4%
Short Term Investments	1.5%
Preferred Stocks	1.1%
Real Estate Investment Trusts	1.0%
Escrow Notes	0.0%	(n)
Other Assets and Liabilities	(26.5)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	27.8%
Non-Agency Residential Collateralized Mortgage Obligations	18.9%
Collateralized Loan Obligations	17.9%
Energy	7.5%
Electronics/Electric	3.6%
Asset Backed Obligations	3.5%
Media	3.5%
Commercial Services	3.3%
Technology	2.9%
Real Estate	2.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.7%
Chemicals/Plastics	2.6%
US Government and Agency Mortgage Backed Obligations	2.4%
Aerospace & Defense	2.3%
Utilities	2.2%
Consumer Products	2.1%
Transportation	2.1%
Short Term Investments	1.5%
Retailers (other than Food/Drug)	1.5%
Healthcare	1.3%
Telecommunications	1.3%
Financial Intermediaries	1.2%
Automotive	1.2%
Hotels/Motels/Inns and Casinos	1.1%
Mining	1.1%
Finance	1.1%
Insurance	1.0%
Business Equipment and Services	0.9%
Containers and Glass Products	0.8%
Food Products	0.7%
Building and Development (including Steel/Metals)	0.6%
Leisure	0.5%
Industrial Equipment	0.5%
Diversified Manufacturing	0.4%
Chemical Products	0.4%
Food/Drug Retailers	0.3%
Construction	0.3%
Environmental Control	0.3%
Pharmaceuticals	0.1%
Food Service	0.1%
Cosmetics/Toiletries	0.1%
Other Assets and Liabilities	(26.5)%

100.0%

14	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2023

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(f)	Perpetual maturity. The date disclosed is the next call date of the security.

(g)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(h)	Interest only security

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)	Non-income producing security

(k)	Seven-day yield as of period end

(l)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(m)

Under the Fund’s credit agreement, the lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the lender (See Note 9).

(n)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	15

Statement of Assets and Liabilities	(Unaudited) March 31, 2023

ASSETS
Investments in Securities, at Value*	$903,872,030
Short Term Investments, at Value*	11,056,142
Interest and Dividends Receivable	13,045,353
Receivable for Investments Sold	1,559,309
Cash	149,507
Prepaid Expenses and Other Assets	110,565
Total Assets	929,792,906

LIABILITIES
Loan Payable (See Note 9)	185,000,000
Payable for Investments Purchased	19,043,145
Investment Advisory Fees Payable	1,042,407
Interest Expense Payable	971,315
Payable to Broker for Dividend Reinvestment	199,569
Administration, Fund Accounting and Custodian Fees Payable	175,551
Professional Fees Payable	96,308
Trustees Fees Payable (See Note 7)	33,509
Accrued Expenses	31,704
Total Liabilities	206,593,508
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$723,199,398

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$479
Additional Paid-in Capital	949,146,071
Total Distributable Earnings (Loss) (See Note 5)	(225,947,152)
Net Assets	$723,199,398

*Identified Cost:
Investments in Securities	$1,082,617,079
Short Term Investments	11,056,142

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	47,945,779
Net Asset Value per Share	$15.08

16	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2023

INVESTMENT INCOME
Income:
Interest	$41,561,081
Dividends from Unaffiliated Securities	806,636
Total Investment Income	42,367,717

Expenses:
Investment Advisory Fees	6,220,244
Interest Expense	5,502,607
Administration, Fund Accounting and Custodian Fees	189,874
Miscellaneous Expenses	152,402
Professional Fees	100,311
Trustees Fees	49,458
Shareholder Reporting Expenses	35,112
Registration Fees	28,833
Insurance Expenses	12,882
Total Expenses	12,291,723

Net Investment Income (Loss)	30,075,994

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments:	(14,741,558)
Net Change in Unrealized Appreciation (Depreciation) on Investments:	11,510,376
Net Realized and Unrealized Gain (Loss) on Investments	(3,231,182)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,844,812

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	17

Statements of Changes in Net Assets

	Period Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

OPERATIONS
Net Investment Income (Loss)	$30,075,994	$60,830,540
Net Realized Gain (Loss) on Investments	(14,741,558)	477,678
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,510,376	(233,725,545)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,844,812	(172,417,327)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(33,571,635)	(64,251,930)
From Return of Capital	—	(2,891,339)

Total Distributions to Shareholders	(33,571,635)	(67,143,269)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	—

Total Increase (Decrease) in Net Assets	$(6,726,823)	$(239,560,596)

NET ASSETS
Beginning of Period	$729,926,221	$969,486,817
End of Period	$723,199,398	$729,926,221

18	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2023

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$26,844,812
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(43,046,510)
Proceeds from Disposition of Long Term Investments	67,036,343
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(1,706,181)
Net Amortization (Accretion) of Premiums/Discounts	(1,760,681)
Net Realized (Gain) Loss on Investments	14,741,558
Net Change in Unrealized (Appreciation) Depreciation on Investments	(11,510,376)
(Increase) Decrease in:
Receivable for Investments Sold	3,835,898
Interest and Dividends Receivable	579,100
Prepaid Expenses and Other Assets	(86,709)
Increase (Decrease) in:
Payable for Investments Purchased	18,784,550
Interest Expense Payable	133,093
Investment Advisory Fees Payable	(59,809)
Payable to Broker for Dividend Reinvestment	(6,988)
Trustee Fees Payable	(3,937)
Accrued Expenses	(33,202)
Administration, Fund Accounting and Custodian Fees Payable	(34,124)
Professional Fees Payable	(928)
Net Cash Provided By (Used In) Operating Activities	73,705,909

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Decrease in borrowings	(40,000,000)
Cash Dividends Paid to Common Stockholders	(33,571,635)
Net Cash Provided By (Used In) Financing Activities	(73,571,635)

NET CHANGE IN CASH
Cash at Beginning of Period	15,233
Cash at End of Period	$149,507

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$5,366,252

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2023	19

Financial Highlights

	Period Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020(a)

Net Asset Value, Beginning of Period	$15.22		$20.22	$19.09	$20.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss) (b)	0.63		1.27	1.27	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.07)		(4.87)	1.26	(0.76)
Total from Investment Operations	0.56		(3.60)	2.53	(0.21)

Less Distributions:

Distributions from Net Investment Income	(0.70)		(1.34)	(1.40)	(0.57)
Return of Capital	—		(0.06)	— (g)	(0.13)
Total Distributions	(0.70)		(1.40)	(1.40)	(0.70)
Net Asset Value, End of Period	$15.08		$15.22	$20.22	$19.09
Market Price, End of Period	$13.99		$13.49	$19.11	$18.29
Total Return on Net Asset Value (c)	3.73%	(f)	(18.63)%	13.53%	(0.83	)%(f)
Total Return on Market Price (d)	9.02%	(f)	(23.13)%	12.36%	(4.95	)%(f)

Supplemental Data:

Net Assets, End of Period (000’s)	$723,199		$729,926	$969,487	$915,498
Ratios to Average Net Assets:
Expenses, including interest expense	3.38%	(e)	2.60%	2.22%	1.86%	(e)
Net Investment Income (Loss)	8.28%	(e)	7.01%	6.30%	5.11%	(e)
Portfolio Turnover Rate	5%	(f)	19%	44%	16%	(f)

(a)	Commenced operations on February 26, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Net Asset Value does not reflect any sales load paid by investors.

(d)

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(e)	Annualized
(f)	Not Annualized
(g)	Less than $0.005 per share

20	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2023

1.  Organization

DoubleLine Yield Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on September 17, 2019 and commenced operations on February 26, 2020. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DLY”. The Fund’s investment objective is to seek a high level of total return, with an emphasis on current income.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, February 25, 2032 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Second Amended and Restated Agreement and Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which later date shall then become the Dissolution Date. At the Dissolution Date, each holder of common shares of beneficial interest (“Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets as determined as of the Dissolution Date. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled.

The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the six months ended March 31, 2023 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Semi-Annual Report	|	March 31, 2023	21

Notes to Financial Statements (Cont.)

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service. Where an active secondary market does not exist to a reliable degree in the judgment of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), such loans will be valued at fair value based on certain factors.

In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Fund may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.

The Board of Trustees has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

22	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2023:

Category

Investments in Securities

Level 1

Short Term Investments	$11,056,142

Preferred Stocks	7,804,000

Real Estate Investment Trusts	7,119,000

Total Level 1	25,979,142

Level 2

Non-Agency Commercial Mortgage Backed Obligations	$201,353,494

US Corporate Bonds	143,200,974

Non-Agency Residential Collateralized Mortgage Obligations	136,571,908

Foreign Corporate Bonds	133,943,121

Collateralized Loan Obligations	126,681,890

Bank Loans	82,485,463

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	19,568,182

Asset Backed Obligations	18,235,633

US Government and Agency Mortgage Backed Obligations	17,575,120

Total Level 2	879,615,785

Level 3

Asset Backed Obligations	$6,731,876

Collateralized Loan Obligations	2,550,500

Foreign Corporate Bonds	48,264

Preferred Stocks	2,607

Escrow Notes	—

Total Level 3	9,333,247

Total	$914,928,174

See the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2023	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2023(c)
Investments in Securities
Asset Backed Obligations	$12,701,366	$—	$(6,059,979)	$—	$90,489	$—	$—	$—	$6,731,876	$(6,031,849)
Collateralized Loan Obligations	2,923,176	—	(372,676)	—	—	—	—	—	2,550,500	(372,676)
Foreign Corporate Bonds	—	16,515	258,419	—	—	(226,670)	—	—	48,264	68,105
Preferred Stocks	10,223	—	(7,616)	—	—	—	—	—	2,607	(7,616)
Escrow Notes	—	—	—	—	—	—	—	—	—	—
Common Stocks	234,840	(235,427)	246,465	—	—	(245,878)	—	—	—	—
Total	$15,869,605	$(218,912)	$(5,935,387)	$—	$90,489	$(472,448)	$—	$—	$9,333,247	$(6,344,036)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2023 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

Semi-Annual Report	|	March 31, 2023	23

Notes to Financial Statements (Cont.)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2023	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$6,731,876	Market Comparables	Market Quotes	$28.75-$15,323.35 ($3,095.12)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$2,550,500	Market Comparables	Market Quotes	$51.01 ($51.01)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$48,264	Market Comparables	Market Quotes	$0.62-$1.38 ($1.33)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Preferred Stocks	$2,607	Market Comparables	Market Quotes	$0.26 ($0.26)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Escrow Notes	$—	Income Approach	Expected Value	$0.00 ($0.00)	Significant changes in the expected value would have resulted in direct changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts, the State of Florida and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss).

24	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2023, the Fund had no unfunded positions.

The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans. As of March 31, 2023, the Fund had no outstanding bridge loan commitments.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.35% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company LLC, a wholly owned subsidiary of the Adviser, owned xx shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2023, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $43,046,510 and $67,036,343, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund was as follows:

	Period Ended March 31, 2023	Year Ended September 30, 2022

Distributions Paid From:

Ordinary Income	$33,571,635	$64,251,930

Return of Capital	—	2,891,339

Total Distributions Paid	$33,571,635	$67,143,269

Semi-Annual Report	|	March 31, 2023	25

Notes to Financial Statements (Cont.)

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2022, was as follows:

Tax Cost of Investments	$1,134,116,680

Gross Tax Unrealized Appreciation	20,002,065

Gross Tax Unrealized Depreciation	(215,436,420)

Net Tax Unrealized Appreciation (Depreciation)	(195,434,355)

As of September 30, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(195,434,355)

Other Accumulated Gains (Loss)	(23,785,974)

Total Accumulated Earnings (Loss)	(219,220,329)

As of September 30, 2022, $23,570,308 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2022, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, swaps, market discount and return of capital. For the year ended September 30, 2022, the following table shows the reclassifications made:

Paid-in Capital	Total Distributable Earnings (Loss)

$(3,308,724)	$3,308,724

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/closed-end-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

For the period ended March 31, 2023 or the year ended September 30, 2022, the Fund did not have any share transactions.

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $49,458 from the Fund during the period ended March 31, 2023. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $49,458 which includes $55,405 in current fees (either paid in cash or deferred) and a decrease of $5,947 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

26	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (LIBOR) or the Secured Overnight Financing Rate (SOFR) and secondarily, the prime rate offered by one or more major United States banks (the Prime Rate). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

Prior to February 27, 2023, U.S. Bank, National Association (the “Bank”) made available to the Fund a $300,000,000 revolving credit facility and a $50,000,000 term loan. Interest was charged at the rate of one-month daily two-day lag secured overnight financing rate (“SOFR”) plus 0.10% plus 1.10% (applicable margin), subject to certain conditions that may cause the rate of interest to increase. This rate represented a floating rate of interest that may change over time. The Fund was also responsible for paying a non-usage fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75% or greater of the commitment amount.

On February 27, 2023, the credit agreement between the Bank and the Fund was amended. Under terms of the amended agreement, the Bank has made available to the Fund a $150,000,000 committed credit facility and a $100,000,000 term loan (together, the “credit facility”) to February 26, 2024, subject to earlier termination in accordance with its terms. Under the amended agreement, interest is charged at the rate of one-month daily SOFR plus 0.10% plus 1.15% (applicable margin). This rate represents a floating rate of interest that may change over time.

The Fund pledges its assets as collateral to secure obligations under the credit facility. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit facility. As of March 31, 2023, the amount of total outstanding borrowings was $185,000,000 which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

For the period ended March 31, 2023, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$250,000,000	$195,329,670	$225,000,000	$5,330,038	$172,569	5.43%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

Limited prior history:  The Fund is a newly organized, non-diversified, limited term closed-end management investment company with a limited history of operations and is subject to all of the business risks and uncertainties associated with any new business.

•

Market discount risk:  The price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

Limited term and tender offer risk:  Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes a tender offer and converts to perpetual existence, the Fund will terminate on or about February 25, 2032 (the “Dissolution Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its

Semi-Annual Report	|	March 31, 2023	27

Notes to Financial Statements (Cont.)

investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

•

Leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that a leveraging strategy will be used by the Fund or that it will be successful.

•	Liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

Portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

Valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

•

Investment and market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has been raising interest rates from historically low levels and may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease.

•

Issuer non-diversification risk:  as a non-diversified fund, the Fund may invest its assets in a smaller number of issuers than may a diversified fund. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

•

Credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. The Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

Interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

28	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

•	Debt securities risk: In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

°

Redemption risk:  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

°

Extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

Spread risk:  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

°

Limited voting rights:  Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

°

Prepayment/reinvestment risk:  the risk that income may decline when the Fund invests proceeds from investment income, sales of portfolio securities or matured, traded, pre-paid or called debt obligations, negatively effecting dividend levels and market price, NAV and/or overall return of the common shares.

°

LIBOR phase out/transition risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, SOFR or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

Mortgage-backed securities risks:  include the risks that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage- backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

Foreign investment risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•	Foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

Emerging markets risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher

Semi-Annual Report	|	March 31, 2023	29

Notes to Financial Statements (Cont.)

brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

Collateralized debt obligations (“CDOs”) risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

Asset-backed securities investment risk:  Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default.

•

Credit default swaps risk:  Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer of a credit default swap will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.

•

Sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

Loan risk:  the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR (or any comparable successor or alternative benchmark), may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or

30	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

•

Below investment grade/high yield securities risk:  Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity.

•

Defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.

•

Real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional and general market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

Derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

•

Counterparty risk:  the risk that the Fund will be subject to credit risk presented with respect to the counterparties to derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

Unrated securities risk:  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

•

Structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators

Semi-Annual Report	|	March 31, 2023	31

Notes to Financial Statements (Cont.)

(if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

Issuer risk:  Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.

•

Market disruption and geopolitical risk:  the risk that markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•

Tax risk:  to qualify as a regulated investment company under the Internal Revenue Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments do not give rise to qualifying income for this purpose. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

Operational and Information Security Risks:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

11.  Recently Issued Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

32	DoubleLine Yield Opportunities Fund

Evaluation of Advisory Agreement by Board of Trustees	(Unaudited) March 31, 2023

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2023 (the “February Meeting”), the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” or “Management” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the relevant information provided to the Trustees, including information provided for their consideration at their February Meeting and at meetings held in preparation for the February Meeting with management and representatives of Strategic Insight, an independent third-party provider of investment company data (“Strategic Insight”), and additional information requested by the Independent Trustees. The Independent Trustees also met outside the presence of management prior to the February Meeting to consider the materials and information related to the proposed continuation of the Advisory Agreements.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors,

Semi-Annual Report	|	March 31, 2023	33

Evaluation of Advisory Agreement by Board of Trustees (Cont.)

which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and market volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”) that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended October 31, 2022, against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. In preparation for the February Meeting, the Independent Trustees met with Strategic Insight representatives twice to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and the considerations for evaluating the comparative information presented in those reports. The Independent Trustees also considered the information Strategic Insight provided regarding the challenges Strategic Insight encountered in assembling appropriate peer groups for a number of the Funds due to, among other factors, the limited number of possible peer funds with substantially similar principal investment strategies, investment approaches and/or advisory fee structures for certain of the Funds. Where applicable, the Trustees also received information from DoubleLine, including regarding factors to consider in evaluating a Fund’s performance relative to its peer groups and the factors that contributed to the underperformance of certain Funds relative to their peer groups or benchmark indices.

In respect of the open-end Funds, the Trustees considered generally Management’s description of investment conditions in the fixed-income markets in recent years and their effects on the Funds. Management noted that, in the period following the height of the COVID-19 pandemic, the rapid increase in interest rates, followed by the actions of the Federal Reserve Board to counteract inflationary pressures, had a significant adverse effect on the values of outstanding debt securities. Management noted that this was particularly the case in respect of many of the mortgage-backed and other asset-backed securities in which many of the Funds invest. The Trustees considered Management’s statements that these developments hurt both the absolute and relative performance records of many of the Funds, but that the performance of many of those Funds has improved in more recent periods.

The Trustees considered that a number of the open-end Funds achieved performance at levels above the medians of their peers for the three-year period ended October 31, 2022. Those Funds included DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Selective Credit Fund. In addition, the Trustees noted that a number of Funds had experienced performance at levels below the medians of their peers for the three-year period ended October 31, 2022, but their performance had improved to levels above their peer group medians for the one-year period ended the same date. Those Funds included DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, and DoubleLine Long Duration Total Return Bond Fund. The Trustees noted improvements in the performance of DoubleLine Strategic Commodity Fund and DoubleLine Global Bond Fund, whereby each Fund was in the fourth comparative quartile for the three-year period and in the second quartile for the one-year period. In addition, the Trustees considered that DoubleLine Income Fund, which had been in the fourth comparative quartile for the three-year period, performed for the one-year period at the 60th comparative percentile, which represented substantial improvement in the Fund’s performance. The Trustees determined that the performance of each of those Funds supported the continuation of the Advisory Agreements.

With respect to DoubleLine Shiller Enhanced CAPE®, the Trustees considered Management’s statement that recent periods have been highly unusual in that the performance of both fixed-income and equity securities have been significantly adversely affected by market factors. Management noted that, because the Fund has approximately equal exposures to both fixed-income and equity securities, its performance had been affected particularly adversely over the period. The Trustees considered Management’s view that the Fund might be expected to experience a significant improvement in performance as one or both of those markets recover. With respect to DoubleLine Multi-Asset Growth Fund, the Trustees considered similarly that the Fund’s exposure to both fixed-income and equity securities had resulted in significant underperformance in recent periods, and that the Fund’s typically large exposure to fixed-income securities compared to peer funds had affected its comparative performance significantly. With respect to DoubleLine Multi-Asset Trend Fund, the Trustees considered the Fund’s limited operating history and noted that it was important to provide the Fund’s portfolio management team sufficient time to establish a longer performance history.

34	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

With respect to DoubleLine Real Estate and Income Fund, the Trustees considered that the Fund has very few assets and that DoubleLine was receiving no management fee from the Fund but rather was subsidizing its expenses.

On the basis of all of these factors, the Trustees determined that the historical performance records of the Funds, and the factors cited by Management in respect of underperforming Funds, were consistent with the continuance of the Advisory Agreement(s) for each of the Funds

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees considered the expenses of each of the open-end Funds. They noted that all but six of the Funds had net total expense ratios at or below the medians of their peers. They noted that each of the six Funds with net total expense ratios above their peer medians (DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Flexible Income Fund) had net total expense ratios within three basis points of the medians. They noted that DoubleLine Infrastructure Income Fund had a net total expense ratio slightly above the peer medians with respect to two of the peer groups presented by Strategic Insight and that the Fund had a net total expense ratio below the median for one of the peer groups presented by Strategic Insight. Similarly, the Trustees noted that the large majority of the Funds paid net advisory fees below the medians of their peer groups. Two of the Funds, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Bond Fund, whose net advisory fees were 2.9 and 1.6 basis points above their peer medians, respectively, nonetheless incurred net total expenses at rates lower than their peers. DoubleLine Total Return Bond Fund paid net advisory fees at a rate 5 basis points above its peer median, but incurred net total expenses at a rate close to its peer median. DoubleLine Strategic Commodity Fund, whose net advisory fee was 17.1 basis points above its peer median, incurred net total expenses at a rate equal to the peer median. The remaining two of those Funds, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Flexible Income Fund, paid net advisory fees at a rate 9 basis points above their peer medians, but incurred net total expenses at rates close to their peer medians, 2.8 basis points and 1 basis point, respectively, above the peer medians. The Trustees determined that neither the net advisory fees nor the net total expense ratios of any of the Fund appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the Funds’ Advisory Agreements.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). The Trustees considered DoubleLine’s statement that the recent volatility in fixed-income markets had had a significant adverse effect on the performance of the closed-end funds, and the reasons why that volatility had caused the Funds to underperform many or most of their peers. (References to a Fund’s net total expense ratio below are to that ratio excluding investment related expenses, such as interest on leverage.)

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that the Fund’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. The Trustees considered DoubleLine’s statement that, although the Fund has outperformed its benchmark index and a number of its peer funds over various periods in the past, the Fund’s recent underperformance due to the recent market volatility has had the effect of reducing the Fund’s average annual returns compared to peers and the benchmark over longer time periods. The Trustees considered DoubleLine’s description of the factors leading to the Fund’s substantial underperformance in recent periods, its confirmation that it has remained consistent in its approach to managing the Fund, and factors that lead DoubleLine to expect improved performance in coming periods.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis.

Semi-Annual Report	|	March 31, 2023	35

Evaluation of Advisory Agreement by Board of Trustees (Cont.)

In no case were the Fund’s net management fees or net total expenses the highest among its peers. The Trustees considered DoubleLine’s statement that, although the Fund performed in the fourth quartile for the three- and five-year periods, the Fund’s performance improved for the one-year period, with the Fund performing in the third-quartile of its Morningstar peer group. The Trustees also noted that the Fund outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees considered DoubleLine’s description of the factors leading to the Fund’s substantial underperformance and factors that have led to the recent improvement of the Fund’s relative perfomance and to DoubleLine’s expectation that performance will continue to improve.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY was only relatively recently organized and that it has only a limited operating history. The Trustees noted that while the Fund performed in the fourth quartile for the one-year period of its Morningstar peer group, it outperformed its benchmark index for the one-year period shown in the Strategic Insight Report and for the life of the Fund. They considered the factors cited by DoubleLine for the Fund’s underperformance, including in particular the high level of volatility in fixed-income markets in the periods since the Fund’s organization. In considering the fees and expenses of the Fund, the Trustees took into account DoubleLine’s statement that the Fund’s terms at its initial offering differed from many closed-end funds that came to market before it in that DoubleLine, as the Fund’s sponsor, bore all of the Fund’s initial organizational and offering expenses and that the Fund has a limited life, and that funds offered pursuant to such arrangements tend to pay higher advisory fees than funds whose sponsors do not bear those organizational and offering expenses and the related risks. The Trustees considered that Strategic Insight had developed an expense group comprising Funds with similar fee and expense arrangements. The Trustees noted that the Fund’s net advisory fees, though above the median of its peers both on a net assets and a total managed assets basis, was not the highest of its expense group. The Trustees considered similarly that the Fund’s net total expense ratio was above the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though not the highest of its expense group.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly showing that each Fund earned a positive spread on its investment leverage, after taking into account any expenses related to the leverage, including incremental management fees.

As to all of the open- and closed-end Funds, Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, derivatives risk management services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire the necessary personnel and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others

36	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation program, which is comprised of several components, including base salary, discretionary bonus and potential equity participation in DoubleLine, enables DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to accommodate changing regulatory requirements and to maintain its ability to provide high-quality services to the Funds.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	|	March 31, 2023	37

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2023

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. For the period ended March 31, 2023, the program administrator determined that the program supported the Fund’s ability to meet reasonably foreseeable redemption requests, reduced the risk of significant dilution from redemptions and supported the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38	DoubleLine Yield Opportunities Fund

Federal Tax Information	(Unaudited) March 31, 2023

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2022, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2022, was as follows:

Qualified Interest Income	76.03%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	|	March 31, 2023	39

Portfolio Managers	(Unaudited) March 31, 2023

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception) and Jeffrey J. Sherman (since the Fund’s inception). Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 24, 2023 for shareholders of record as of the close of business of December 23, 2022 to re-elect John C. Salter, a Class III trustee nominee, for the Fund. Mr. Salter was elected with 14,807,257 affirmative votes and 22,390,944 votes withheld. Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Ronald R. Redell, Joseph J. Ciprari and Raymond B. Woolson.

40	DoubleLine Yield Opportunities Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2023

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive    a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	|	March 31, 2023	41

Dividend Reinvestment Plan (Cont.)

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives.

Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Yield Opportunities Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

42	DoubleLine Yield Opportunities Fund

DoubleLine Privacy Policy Notice	(Unaudited) March 31, 2023

What Does Doubleline Do With Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.

Why We Need Your Personal Information

All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information We May Collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.

Information Collected From Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Semi-Annual Report	|	March 31, 2023	43

DoubleLine Privacy Policy Notice (Cont.)

How And Why We May Disclose Your Information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800) 285- 1545. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).

However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at https://www.doubleline.com, or by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives

CA Privacy Notice for Employees

Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice To Investors In Cayman Islands Investment Funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Privacy For Children

DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the age of 13 (or such higher age as required by applicable law) has submitted personally identifiable information online without

44	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2023

parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545. We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.

Retention Of Personal Information And Security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To And Control Of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

Changes To Doubleline’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.

Semi-Annual Report	|	March 31, 2023	45

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DLY

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Yield Opportunities Fund

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President and Chief Executive Officer

Date	6/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President and Chief Executive Officer

Date	6/1/2023

By (Signature and Title)	/s/ Henry V Chase
Henry V. Chase, Treasurer and Principal Financial and
Accounting Officer
Date	6/1/2023

3